UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

April 27, 2011

Date of report (date of earliest event reported)

LPL Investment Holdings Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34963	20-3717839
(State or other jurisdictions of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Beacon Street

Boston MA 02108

(Address of principal executive offices) (Zip Code)

(617) 423-3644

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

In connection with the April 26, 2011 offering by certain selling stockholders of LPL Investment Holdings Inc. (the “Company”) of 6,212,724 shares of the Company’s common stock made pursuant the Company’s registration statement filed with the Securities and Exchange Commission that became effective on April 25, 2011 (Registration No. 333-173703), the Company filed an opinion of Ropes & Gray LLP, counsel to the Company, dated April 26, 2011, as Exhibit 5.1 to its Current Report on Form 8-K filed April 27, 2011. The Company is filing this Amendment No. 1 to the Current Report on Form 8-K dated April 27, 2011 solely for the purpose of filing a revised opinion of Ropes & Gray LLP.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

5.1	Opinion of Ropes & Gray LLP.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LPL INVESTMENT HOLDINGS INC.

By:	/s/ Stephanie L. Brown
Name: Stephanie L. Brown
Title: Secretary

Dated: January 24 , 2012